FOURTH AMENDMENT, WAIVER AND CONSENT

         FOURTH AMENDMENT, WAVIER AND CONSENT (this "Amendment"), dated as of October 30, 1997, among PENN NATIONAL GAMING, INC. ("the Borrower"), the lenders party to Credit Agreement referred to below (the "Banks"), CORESTATES BANK, N.A., as Co-Agent (the "Co-Agent"). And BANKERS TRUST COMPANY, as Agent (the "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.



                                   WITNESSETH:

         WHEREAS, the Borrower, the Banks, the Co-Agent, and the Agent are parties to a Credit Agreement, dated as of November 27, 1996 (as amended, modified or supplemented through, but not including the date hereof, the "Credit Agreement");

         WHEREAS, the parties hereto wish to further modify the Credit Agreement as herein provided ; and

         WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto agree as follows;


         NOW, THEREFORE, it is agreed:

         1. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN SECTIONS 4.02
(a) 10.02 and 10.07 (b) of the Credit Agreement, the Banks hereby agree that (I) the Borrower may sell and leaseback its airplane that is currently owns and that the Net Sale Proceeds from such sale shall not be required to be applied as provided in Section 4.02(e) of the Credit Agreement, so long as (x) the Net Sale Proceeds therefrom equal at least $890,000 and (y) the annual lease payments made in connection with the lease of such airplane do not exceed $100,272.12.

         2. Section 10.08(d) of the Credit Agreement is hereby amended by deleting the amount "$6,000,000" appearing therein and inserting the amount "$24,000,000" in lieu thereof.

         3. The Banks hereby waive any Default or Event of Default that has arisen under the Credit Agreement solely as a result of the Borrower failing to comply with Section 10.12(b) of the Credit Agreement for the Test Period ending September 30, 1997.

         4. The Banks hereby agree that, on the Fourth Amendment Effective Date (as defined below), the Total Revolving Loan Commitment shall be increased by $5,000,000, and in connection therewith, Section I to the Credit Agreement is hereby replaced in its entirety with the new Schedule I attached hereto and with the amount of each Bank's Revolving Loan Commitment and/or such bank's outstanding Terms Loans after giving effect to this Amendment to be as set forth thereon. In connection with such increase in the Total Revolving Loan Commitment, the Banks hereby agree that the borrower and the Agent may take all such actions as may be necessary to ensure that all Banks continue to participate in each Borrowing of Revolving Loans on a pro rata basis (based on the Revolving Loan Commitment of each Bank after giving effect to the Amendment), and it is hereby further agreed that to the extent any existing Borrowings of Revolving Loans that are maintained as Eurodollar Loans are broken as a result thereof, any breakage costs of the type described in Section 1.11 of the Credit Agreement incurred by such Banks in



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connection therewith shall be for the account of the borrower. In addition, it is hereby further agreed that at the time of such increase in the Total Revolving Loan Commitment, with respect to all outstanding Letters of Credit, there shall be an automatic adjustment to the participations by the Banks after giving effect to this Amendment.

         5. The Borrower agrees that on or promptly after the Fourth Amendment Effective Date, and at its own expense, the Borrower will issue new Revolving Notes to those Banks whose Revolving Loan Commitments were increased as a result of this Amendment, which Revolving Notes shall be in conformity with the requirements of Sections 1.05(d) of the Credit Agreement after giving effect tot this Amendment and shall replace the existing Revolving Notes of such Banks.

         6. Each Credit Party hereby agrees that, on or promptly after the Fourth Amendment Effective Date and upon the request of the Agent, such Credit Party will execute such amendments to the Mortgages as the Agent shall reasonably require in connection with the transactions contemplated by Section 4 of the Amendment.

         7. This Amendment shall become effective on the date (the "Fourth Amendment Effective Date") when each of the following conditions have been met:

         (A) each Credit Party , the Agent, the Required Banks and each bank whose Revolving Loan Commitment has been increased pursuant to this Amendment shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at the Notice Office;

         (B) the Agent shall have receives from Morgan, Lewis & Bockius LLP, counsel to the Credit Parties, an opinion addressed to the Agent and each of the Banks and dated the Fourth Amendment Effective Date, in from and substance reasonably satisfactory to the Agent, and covering such matters incident to this Amendment and the transactions contemplated herein ad the Agent may reasonably request;

         (C) to the extent required, the Agent shall have received resolutions of the Board of Directors of each Credit Party, which resolutions shall be certified by the Secretary or any Assistant Secretary of such Credit Party of this Amendment and the consummation of the transactions contemplated hereby, and foregoing shall be reasonably acceptable to the Agent; and


         (D) the Borrower shall have paid to the Agent for the pro rata distribution to each of the Banks (based on the amount of each Bank's outstanding Term Loans and Revolving Loan Commitment (after giving effect to this Amendment), an amendment fee equal to $100,000.

         8. In order to induce the Banks to enter on the Fourth Amendment, each Credit Party hereby represents and warrants that:

         (A) no Default or Event of Default exists on the Fourth Amendment Effective Date, after giving to this Amendment; and

         (B) on the Fourth Amendment Effective Date, and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects ad though such representations and warranties were made on the Fourth Amendment Effective.



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         9. By executing and delivering a counterpart hereof, each Subsidiary
Guarantor hereby agrees that all Loans (including, without limitation, the additional Revolving Loans which may be incurred pursuant to the Total Revolving Loan Commitment after giving effect to this Amendment) shall be fully guaranteed pursuant to the Subsidiary Guaranty in accordance with the terms and provisions thereof and shall be fully secured pursuant to the Security Documents.

         10. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be ab original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be delivered to the Borrower and the Agent.

         11. THIS AMENDMENT AND THE RIGHT AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         12. From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

         13. This Amendment is limited as specified and hall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.




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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                          PENN NATIONAL GAMING, INC.

                                          By /s/ William J. Bork
                                               Title: President

                                          MOUNTAINVIEW THOROUGHBRED
                                          RACING ASSOCIATION

                                          By /s/ Peter M. Carlino
                                              Title: President

                                          PENNSYLVANIA NATIONAL TURF
                                          CLUB, INC.

                                          By /s/ Peter M. Carlino
                                              Title: President

                                          PENN NATIONAL SPEEDWAY, INC.

                                          By /s/ Robert S. Ippolito
                                              Title: Secretary

                                          STERLING AVIATION, INC.

                                          By /s/ Peter M. Carlino
                                              Title: President

                                          PENN NATIONAL HOLDING COMPANY

                                          By /s/ William J. Bork
                                              Title: President

                                          PENN NATIONAL GAMING OF
                                          WEST VIRGINIA, INC.

                                          By /s/ William J. Bork
                                              Title: President

                                          PENN NATIONAL GAMING OF INDIANA

                                          By /s/ William J. Bork
                                              Title: President



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                                           PNGI POCONO, INC.

                                           By /s/ William J. Bork
                                               Title: President

                                           THE PLAINS COMPANY

                                           By /s/ William J. Bork
                                               Title: President

                                           POCONO DOWNS, INC.

                                           By /s/ William J. Bork
                                               Title: President

                                           NORTHEAST CONCESSIONS, INC.

                                           By /s/ William J. Bork
                                               Title: President

                                           AUDIO VIDEO CONCEPTS, INC.

                                           By /s/ William J. Bork
                                               Title: President

                                           BACKSIDE, INC.

                                           By /s/ William J. Bork
                                               Title: President

                                           THE DOWNS OFF-TRACK
                                           WAGERING, INC.
                                           By /s/ William J. Bork
                                               Title: President

                                           MILL CREEK LAND, INC

                                           By /s/ William J. Bork
                                               Title: President

                                           BANKERS TRUST COMPANY,
                                             Individually and as Agent

                                           By /s/ David J. Bell
                                               Title: Vice President




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                                             CORESTATES BANK, N.A.,
                                               Individually and as Co-Agent

                                             By /s/Jeffery Wasmuth
                                                  Title: Vice President

                                             SUMMIT BANK

                                             By /s/Donald McCarty
                                                  Title: Senior Vice President

                                             THE CAPTIAL SENIOR SECURED HIGH
                                             INCOME FUND, L.P.

                                             By: ING CAPTIAL ADVISORS, INC., as
                                                    Investment Advisor

                                             By /s/ Michael D. Hatley
                                                  Title: Vice President &
                                                  Portfolio Manager




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